                                                                    EXHIBIT 10.2

                    SALARY DEFERRED COMPENSATION AGREEMENT

     THIS AGREEMENT, made this 10th day of March 1986, by and between Stewart Information Services Corporation, hereinafter called the "Company" and Malcom S. Morris, an employee, hereinafter called the "Participant".

     WHEREAS, the Participant's competent and faithful efforts on behalf of the Company have resulted in substantial growth and profits to the Company, and,

     WHEREAS, the Company values the efforts, abilities and accomplishments of the Participant as an important member of management and recognizes that his future services are vital to its continued growth and profits and that the loss of his services would result in substantial financial losses, and,

     WHEREAS, the Company, in order to retain the services of the Participant, is willing to provide pre and post-retirement benefits to Participant or his designated beneficiary pursuant to the terms and conditions contained in this Salary Deferred Compensation Plan,

NOW, THEREFORE, IT IS MUTUALLY AGREED THAT:

1.   DEATH BENEFITS.
     If death occurs while Participant is serving as an employee of the Company or an affiliated Company prior to attaining the retirement age of 65 years, the company will pay the amount of dollars necessary to net after payment of Federal Income Taxes $133,333.33 per year, for a period of fifteen years, to such individual or individuals as the Participant shall have designated in writing, or in the absence of such designation, to the estate of the Participant. The first payment shall commence not later than three months following the Participant's death. Annual benefits are to be paid 1/12th each month.

     Definition of "net after payment of federal income taxes" (above). For the purpose of this agreement, to determine the amount to be paid, it will be assumed that the payment will be subject to tax at the highest federal marginal rate applicable to individuals for that year. Should the rate be increased during the year, the Participant will be entitled to an adjustment payment within three months of the effective date of the increase.

2.   RETIREMENT BENEFITS.
     In addition to any other compensation, beginning at age 65 (whether or not the Participant retires at such time), the Participant shall be entitled to receive from the Company the amount of dollars necessary to net after payment of Federal Income Taxes $133,333.33 per year commencing not later than three months after the Participant has reached age 65, for a period of fifteen years. If the Participant should die during said fifteen year period, the sum of $133,333.33 per year shall be payable until the expiration of said fifteen year period to such individual or individuals as the Participant shall have designated in writing filed with the Company, or in the absence of such designation, to the estate of the Participant. Annual benefits are to be paid 1/12th each month.

3.   FORFEITURE PROVISIONS.
     3.1 Except as provided in sections 3.2 and 3.3, the participant's rights to the death benefit and retirement benefit provided in this agreement shall be vested one-seventh per year, the first one-seventh becoming invested December 31, 1986 and amounts so vested are nonforfeitable even though the Participant's employment with the Corporation terminates.

     3.2 If the Participant's employment with the Corporation is terminated by reason of fraud, dishonesty, embezzlement or theft, the Agreement shall terminate and all payments whether vested or not under the terms of this Agreement shall be forfeited.

     3.3 The Participant expressly agrees, as a condition to the performance by the Corporation of its obligations hereunder, that, during and after the Participant's employment with the Corporation, or if the Participant is suffering from total and permanent disability, the Participant will not, directly or indirectly, render any services of an advisory nature to or otherwise become employed by or participate or engage in any business competitive with any of the businesses of the Corporation, without the prior written consent of the Corporation; provided, however, that nothing herein shall prohibit the Participant from owning stock or other securities of a competitor which do not exceed one percent (1%) of the total outstanding stock of such competitor, and so long as the Participant in fact does not have the power to control or direct the management or policies of such competitor. The Corporation shall not be required to make any payments hereunder whether vested or not if the Participant fails to comply with the conditions of this section.

4.   VESTING.
     This benefit shall vest one-seventh per year at the end of each calendar year beginning December 31, 1986 when the first one-seventh shall vest. If the Participant terminates his employment with Company, no further amounts shall vest thereafter. If Participant's employment is terminated by Company, he shall continue to vest one-seventh each year until fully vested, subject to the forfeiture provisions of Paragraph 3. Participant shall be fully vested on death even though prior to the end of the seventh year. Participant shall continue to vest in the event of permanent disability.

5.   ASSIGNMENT OF RIGHTS.
     This Agreement may not be assigned.

6.   CONSTRUCTION AGREEMENT.
     Any payments under this Agreement shall be independent of and in addition to, those under any other plan, program, or agreement which may be in effect between the parties hereto, or any other compensation payable to the Participant or the Participant's designee by the Company. This Agreement shall not be construed as a contract of employment and shall not operate to change in any way any of the other terms and conditions of Participant's employment and furthermore does not restrict the right of the Company to discharge the Participant for proper cause or the right of the Participant to discontinue service as an employee of the Company.

     Benefits under this Agreement are compensation for services and rendered and with respect to such benefit amounts shall constitute a liability of the Company to the Participant and/or the beneficiaries in accordance with the terms hereof.

     The Company shall be under no obligation whatever to purchase or maintain any contract, policy or other asset to provide the benefits under this Agreement. Further, any contract, policy or other asset which the Company may utilize to insure itself of the funds to provide the benefits hereunder shall not serve in any way as security to the Participant for the Company's performance under this Agreement. The right accruing to the Participant or any designated beneficiary hereunder shall be no greater than the right of any unsecured general creditor of the Company.

     The law of the State of Texas shall govern this Agreement.

7.   AMENDMENT OF AGREEMENT.

     This Agreement may not be altered, amended or revoked except by a written agreement signed by the Company and the Participant.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.


                                       STEWART INFORMATION SERVICES CORPORATION

ATTEST:

By: /s/ SUE M. NOLZ                    By:  /s/ CARLOSS MORRIS
    ----------------------------            ------------------------------------
       Asst. Secretary                     Title:  Chairman
                                                  -----------------------------

                                       By:  /s/ MALCOM S. MORRIS
                                           -------------------------------------
                                                        Participant

                           DESIGNATION OF BENEFICIARY


Pursuant to the terms of a Salaried Deferred Compensation Agreement, dated March 10, 1986, between myself and the Company, I hereby designate the following beneficiary(ies) to receive any payments which may be due under such Agreement after my death. This designation hereby revokes any prior designation which may have been in effect.


/s/ REBECCA ANN MORRIS
-------------------------------           -------------------------------------
    (Primary Beneficiary)                        (Secondary Beneficiary)


Date:  3/12/86                            By:  /s/ MALCOM S. MORRIS
     --------------------------              ----------------------------------


                                          Acknowledged by:  STEWARD INFORMATION
                                            SERVICES CORPORATION


                                          By:  /s/ CARLOSS MORRIS
                                             ----------------------------------
                                          Title:  Chairman

                     SALARY DEFERRED COMPENSATION AGREEMENT



      THIS AGREEMENT, made this 10th day of March 1986, by and between Stewart Information Services Corporation, hereinafter called the "Company" and Stewart Morris, Jr. an employee, hereinafter called the "Participant".

      WHEREAS, the Participant's competent and faithful efforts on behalf of the Company have resulted in substantial growth and profits to the Company, and,

      WHEREAS, the Company values the efforts, abilities and accomplishments of the Participant as an important member of management and recognizes that his future services are vital to its continued growth and profits and that the loss of his services would result in substantial financial losses, and,

      WHEREAS, the Company, in order to retain the services of the Participant, is willing to provide pre and post-retirement benefits to Participant or his designated beneficiary pursuant to the terms and conditions contained in this Salary Deferred Compensation Plan,

NOW, THEREFORE, IT IS MUTUALLY AGREED THAT:

1.    DEATH BENEFITS.

      If death occurs while Participant is serving as an employee of the Company or an affiliated Company prior to attaining the retirement age of 65 years, the company will pay the amount of dollars necessary to net after payment of Federal Income Taxes $133,333.33 per year, for a period of fifteen years, to such individual or individuals as the Participant shall have designated in writing, or in the absence of such designation, to the estate of the Participant. The first payment shall commence not later than three months following the Participant's death. Annual benefits are to be paid 1/12th each month.

      Definition of "net after payment of federal income taxes" (above). For the purpose of this agreement, to determine the amount to be paid, it will be assumed that the payment will be subject to tax at the highest federal marginal rate applicable to individuals for that year. Should the rate be increased during the year, the Participant will be entitled to an adjustment payment within three months of the effective date of the increase.

2.    RETIREMENT BENEFITS.

      In addition to any other competition, beginning at age 65 (whether or not the Participant retires at such time), the Participant shall be entitled to receive from the Company the amount of dollars necessary to net after payment of federal Income Taxes $133,333.33 per year commencing not later than three months after the Participant has reached age 65, for a period of fifteen years. If the Participant should die during said fifteen year period, the sum of $133,333.33 per year shall be payable until the expiration of said fifteen year period to such individual or individuals as the Participant shall have designated in writing filed with the Company, or in the absence of such designation, to the estate of the Participant. Annual benefits are to be paid 1/12 each month.

          The Company shall be under no obligation whatever to purchase or maintain any contract, policy or other asset to provide the benefits under this Agreement. Further, any contract, policy or other asset which the Company may utilize to insure itself of the funds to provide the benefits hereunder shall not serve in any way as security to the Participant for the Company's performance under this Agreement. The right accruing to the Participant or any designated beneficiary hereunder shall be no greater than the right of any unsecured general creditor of the Company

          The law of the State of Texas shall govern this Agreement.

     7.   AMENDMENT OF AGREEMENT.
          This Agreement may not be altered, amended or revoked except by a written agreement signed by the Company and the Participant.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.


                                        STEWART INFORMATION SERVICES CORPORATION


ATTEST:

By:  /s/ SUE M. NOLZ                    By:  /s/ CARLOSS MORRIS
   ----------------------------            ----------------------------
     Asst. Secretary                         Title: Chairman
                                                    -------------------

                                        By:  /s/ STEWART MORRIS, JR.
                                           ----------------------------

                           DESIGNATION OF BENEFICIARY


Pursuant to the terms of a Salaried Deferred Compensation Agreement, dated _______________, between myself and the Company, I hereby designate the following beneficiary(ies) to receive any payments which may be due under such Agreement after my death. This designation hereby revokes any prior designation which may have been in affect.



     /s/ CARLOTTA BARKER
------------------------------------    ------------------------------------
     (Primary Beneficiary)                      (Secondary Beneficiary)



Date:   March 12, 1986               By:    /s/ STEWART MORRIS, JR.
------------------------------------    ------------------------------------


                                        Acknowledged by: STEWART INFORMATION
                                          SERVICES CORPORATION


                                     By:   /s/ CARLOSS MORRIS
                                        ------------------------------------

                                  Title:  Chairman
                                        ------------------------------------

DESIGNATION OF BENEFICIARY

Pursuant to the terms of a Salaried Deferred Compensation Agreement, dated March 10, 1986, between myself and the Company, I hereby designate the following beneficiary (ies) to receive any payments which may be due under such Agreement after my death. This designation hereby revokes any prior designation which may have been in effect.



   STEWART MORRIS, SR.                               CARLOTTA BARKER
------------------------------                   ----------------------------
(Primary Beneficiary as to the                   (Secondary Beneficiary as to
first one million)                               the remainder)


Date:  9/15/87                                   By: /s/ STEWART MORRIS, JR.
     -------------------------                      -------------------------

                                                 Acknowledge By:
                                                 STEWART INFORMATION SERVICES
                                                 CORPORATION

                                                 By: /s/ MALCOM S. MORRIS
                                                    -------------------------


                                                 Title: SR EX V.P.
                                                       ----------------------

                     SALARY DEFERRED COMPENSATION AGREEMENT

     THIS AGREEMENT, made this 10th day of March 1986, by and between Stewart Information Services Corporation, hereinafter called the "Company" and Max Crisp, an employee, hereinafter called the "Participant".

     WHEREAS, the Participant's competent and faithful efforts on behalf of the Company have resulted in substantial growth and profits to the Company, and,

     WHEREAS, the Company values the efforts, abilities and accomplishments of the Participant as an important member of management and recognizes that his future services are vital to its continued growth and profits and that the loss of his services would result in substantial financial losses, and,

     WHEREAS, the Company, in order to retain the services of the Participant, is willing to provide pre and post-retirement benefits to Participant or his designated beneficiary pursuant to the terms and conditions contained in this Salary Deferred Compensation Plan,

NOW, THEREFORE, IT IS MUTUALLY AGREED THAT:

1.   DEATH BENEFITS.

     If death occurs while Participant is serving as an employee of the Company or an affiliated Company prior to attaining the retirement age of 65 years, the company will pay the amount of dollars necessary to net after payment of Federal Income Taxes $66,666.67 per year, for a period of fifteen years, to such individual or individuals as the Participant shall have designated in writing, or in the absence of such designation, to the estate of the Participant. The first payment shall commence not later than three months following the Participant's death. Annual benefits are to be paid 1/12th each month.

     Definition of "net after payment of federal income taxes" (above). For the purpose of this agreement, to determine the amount to be paid, it will be assumed that the payment will be subject to tax at the highest federal marginal rate applicable to individuals for that year. Should the rate be increased during the year, the Participant will be entitled to an adjustment payment within three months of the effective date of the increase.

2.   RETIREMENT BENEFITS.
     In addition to any other compensation, beginning at age 65 (whether or not the Participant retires at such time), the Participant shall be entitled to receive from the Company the amount of dollars necessary to net after payment of Federal Income Taxes $66,666.67 per year commencing not later than three months after the Participant has reached age 65, for a period of fifteen years. If the Participant should die during said fifteen year period, the sum of $66,666.67 per year shall be payable until the expiration of said fifteen year period to such individual or individuals as the Participant shall have designated in writing filed with the Company, or in the absence of such designation, to the estate of the Participant. Annual benefits are to be paid 1/12th each month.

3.   FORFEITURE PROVISIONS.

     3.1 Except as provided in sections 3.2 and 3.3, the Participant's rights to the death benefit and retirement benefit provided in this agreement shall be vested one-seventh per year, the first one-seventh becoming invested December 31, 1986 and amounts so vested are nonforfeitable even though the Participant's employment with the Corporation terminates.

     3.2 If the Participant's employment with the Corporation is terminated by reason of fraud, dishonesty, embezzlement or theft, the Agreement shall terminate and all payments whether vested or not under the terms of this Agreement shall be forfeited.

     3.3 The Participant expressly agrees, as a condition to the performance by the Corporation of its obligations hereunder, that, during and after the Participant's employment with the Corporation, or if the Participant is suffering from total and permanent disability, the Participant will not, directly or indirectly, render any services of an advisory nature to or otherwise become employed by or participate or engage in any business competitive with any of the businesses of the Corporation, without the prior written consent of the Corporation; provided, however, that nothing herein shall prohibit the Participant from owning stock or other securities of a competitor which do not exceed one percent (1%) of the total outstanding stock of such competitor, and so long as the Participant in fact does not have the power to control or direct the management or policies of such competitor. The Corporation shall not be required to make any payments hereunder whether vested or not if the Participant fails to comply with the conditions of this section.

4.   VESTING.

     This benefit shall vest one-seventh per year at the end of each calendar year beginning December 31, 1986 when the first one-seventh shall vest. If the Participant terminates his employment with Company, no further amounts shall vest thereafter. If Participant's employment is terminated by Company, he shall continue to vest one-seventh each year until fully vested, subject to the forfeiture provisions of Paragraph 3. Participant shall be fully vested on death even though prior to the end of the seventh year. Participant shall continue to vest in the event of permanent disability.

5.   ASSIGNMENT OF RIGHTS.

     This Agreement may not be assigned.

6.   CONSTRUCTION AGREEMENT.

     Any payments under this Agreement shall be independent of, and in addition to, those under any other plan, program or agreement which may be in effect between the parties hereto, or any other compensation payable to the Participant or the Participant's designee by the Company. This Agreement shall not be construed as a contract of employment and shall not operate to change in any way any of the other terms and conditions of Participant's employment and furthermore does not restrict the right of the Company to discharge the Participant for proper cause or the right of the Participant to discontinue service as an employee of the Company.

     Benefits under this Agreement are compensation for services and rendered and with respect to such benefit amounts shall constitute a liability of the Company to the Participant and/or the beneficiaries in accordance with the terms hereof.

     The Company shall be under no obligation whatever to purchase or maintain any contract, policy or other asset to provide the benefits under this Agreement. Further, any contract, policy or other asset which the Company may utilize to insure itself of the funds to provide the benefits hereunder shall not serve in any way as security to the Participant for the Company's performance under this Agreement. The right accruing to the Participant or any designated beneficiary hereunder shall be no greater than the right of any unsecured general creditor of the Company.

     The law of the State of Texas shall govern this Agreement.

7.   AMENDMENT OF AGREEMENT.

     This Agreement may not be altered, amended or revoked except by a written agreement signed by the Company and the Participant.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.



                                        STEWART INFORMATION SERVICES CORPORATION

ATTEST:

By:  /s/ SUE M. NOLZ                    By:  /s/ CARLOSS MORRIS
     ------------------------------          --------------------------------
     Asst. Secretary                              Title:  Chairman
                                                          -------------------


                                        By:  /s/ MAX CRISP
                                             --------------------------------
                                                       Participant

                           DESIGNATION OF BENEFICIARY

Pursuant to the terms of a Salaried Deferred Compensation Agreement, dated March 10, 1986, between myself and the Company, I hereby designate the following beneficiary(ies) to receive any payments which may be due under such Agreement after my death. This designation hereby revokes any prior designation which may have been in effect.


       JIM CRISP                                ESTATE OF MAX CRISP
--------------------------               --------------------------------
  (Primary Beneficiary)                       (Secondary Beneficiary)


Date: March 10, 1986                     By: MAX CRISP
      --------------------                   ----------------------------

                                         Acknowledged by:  STEWART INFORMATION
                                          SERVICES CORPORATION


                                         By: /s/ CARLOSS MORRIS
                                            -----------------------------

                                         Title: Chairman
                                                -------------------------

                               FIRST AMENDMENT TO

                     SALARY DEFERRED COMPENSATION AGREEMENT

     This First Amendment to Salary Deferred Compensation Agreement is made this 24th day of July, 1990, by and between Stewart Information Services Corporation (the "Company") and Malcolm Morris, an employee, (the
"Participant").

     WHEREAS, the Company and Participant entered into a Salary Deferred Compensation Agreement on March 10, 1986, (the "Agreement");

     WHEREAS, the Company and Participant desire to amend the Agreement to provide for a specialized funding mechanism to informally fund the benefits to be provided under the Agreement;

     WHEREAS, the Company and Participant have provided for the establishment of an irrevocable trust (known as the Stewart Information Services Corporation Salary Deferred Compensation Trust) as the vehicle for this informal funding;

     NOW THEREFORE, it is mutually agreed that:

1. In accordance with the terms of Section 7 of the Agreement (pertaining to the Amendment of the Agreement), Section 6 (pertaining to Construction of the Agreement), shall be amended by deleting the second and third paragraphs thereof in their entirety and substituting therefor, the following two paragraphs:

     The Company shall establish an irrevocable trust (the "Trust") pursuant to a trust agreement, substantially in the form of Exhibit "I" attached to and made a part of this Agreement with Ameritrust Texas, N.A. as trustee. The Company shall transfer to the Trust such life insurance policies or other property or funds as the Company in its sole discretion deems appropriate for the purpose of making funds available to pay the benefits to the Participant under this Agreement.

     Any such transfers to the Trust shall be irrevocable and be held by the trustee in accordance with the terms of the Trust for payment in accordance with this Agreement. In transferring any insurance contracts or other property rights to the Trust, the Company shall cause such contracts or rights to be assigned to and in the name of the Trust or trustee for the Trust and for the benefits thereunder to be payable to the Trust or trustee for the Trust.

          Benefits under the Agreement are compensation for services rendered and with respect to such benefit amounts, beyond what is funded by and paid to the Participant (or his beneficiaries) from the Trust, shall constitute a liability of the Company to the Participant (or his beneficiaries) in accordance with the terms of this Agreement. Apart from what the Company transfers to the Trust, the Company shall be under no obligation to purchase or maintain any assets to provide the benefits under this Agreement and any asset which the Company may utilize for the purpose of providing funds to pay the benefits under this Agreement shall not be considered as security to the Participant for the Company's performance under this Agreement. The right accruing to the Participant or any designated beneficiary under this Agreement, shall be no greater than the right of any unsecured general creditor of the Company.

2. The Agreement shall, except as otherwise hereby amended, continue and remain in effect.

     IN WITNESS WHEREOF, the parties hereto have executed, this First Amendment to Salary Deferred Compensation Agreement the day and year first hereinabove written.


                                        STEWART INFORMATION SERVICES
                                          CORPORATION


Affix Corporate Seal
                                        By:  /s/ STEWART MORRIS
[SEAL]                                       -------------------------------
Attest                                  Title:   President
By:  /s/ SUE M. NOLZ                           -----------------------------
     ----------------------------------
     Assistant Secretary

                                        By:  /s/ MALCOLM S. MORRIS
                                             -------------------------------
                                             Malcolm S. Morris, Participant

                               FIRST AMENDMENT TO

                     SALARY DEFERRED COMPENSATION AGREEMENT


     This First Amendment to Salary Deferred Compensation Agreement is made this 24th day of July, 1990, by and between Stewart Information Services Corporation (the "Company") and Stewart Morris, Jr. an employee, (the "Participant").

     WHEREAS, the Company and Participant entered into a Salary Deferred Compensation Agreement on March 10, 1986, (the "Agreement");

     WHEREAS, the Company and Participant desire to amend the Agreement to provide for a specialized funding mechanism to informally fund the benefits to be provided under the Agreement;

     WHEREAS, the Company and Participant have provided for the establishment of an irrevocable trust (known as the Stewart Information Services Corporation Salary Deferred Compensation Trust) as the vehicle for this informal funding;

     NOW THEREFORE, it is mutually agreed that:

1. In accordance with the terms of Section 7 of the Agreement (pertaining to the Amendment of the Agreement), Section 6 (pertaining to Construction of the Agreement) shall be amended by deleting the second and third paragraphs thereof in their entirety and substituting therefor, the following two paragraphs:

          The Company shall establish an irrevocable trust (the "Trust") pursuant to a trust agreement, substantially in the form of Exhibit "I" attached to and made a part of this Agreement with Ameritrust Texas, N.A. as trustee. The Company shall transfer to the Trust such life insurance policies or other property or funds as the Company in its sole discretion deems appropriate for the purpose of making funds available to pay the benefits to the Participant under this Agreement.

     Any such transfers to the Trust shall be irrevocable and be held by the trustee in accordance with the terms of the Trust for payment in accordance with this Agreement. In transferring any insurance contracts or other property rights to the Trust, the Company shall cause such contracts or rights to be assigned to and in the name of the Trust or trustee for the Trust and for the benefits thereunder to be payable to the Trust or trustee for the Trust.

         Benefits under the Agreement are compensation for services rendered and with respect to such benefit amounts, beyond what is funded by and paid to the Participant (or his beneficiaries) from the Trust, shall constitute a liability of the Company to the Participant (or his beneficiaries) in accordance with the terms of this Agreement. Apart from what the Company transfers to the Trust, the Company shall be under no obligation to purchase or maintain any assets to provide the benefits under this Agreement and any asset which the Company may utilize for the purpose of providing funds to pay the benefits under this Agreement shall not be considered as security to the Participant for the Company's performance under this Agreement. The right accruing to the Participant or any designated beneficiary under this Agreement, shall be no greater than the right of any unsecured general creditor of the Company.

2. The Agreement shall, except as otherwise hereby amended, continue and remain in effect.

     IN WITNESS WHEREOF, the parties hereto have executed, this First Amendment to Salary Deferred Compensation Agreement the day and year first hereinabove written.


                                             STEWART INFORMATION SERVICES
                                               CORPORATION

[SEAL]
                                             By:/s/ STEWART MORRIS
Attest                                          -----------------------------
By: /s/ SUE M. NOLZ
   --------------------                      Title: President
   Assistant Secretary                             --------------------------


                                             By:/s/ STEWART MORRIS, JR.
                                                -----------------------------
                                                 Stewart Morris, Jr. Participant
                                                --------------------

                               FIRST AMENDMENT TO
                     SALARY DEFERRED COMPENSATION AGREEMENT

      This First Amendment to Salary Deferred Compensation Agreement is made this 24th day of July, 1990, by and between Stewart Information Services Corporation (the "Company") and Max Crisp, an employee, (the "Participant").

      WHEREAS, the Company and Participant entered into a Salary Deferred Compensation Agreement on March 10, 1986, (the "Agreement");

      WHEREAS, the Company and Participant desire to amend the Agreement to provide for a specialized funding mechanism to informally fund the benefits to be provided under the Agreement;

      WHEREAS, the Company and Participant have provided for the establishment of an irrevocable trust (known as the Stewart Information Services Corporation Salary Deferred Compensation Trust) as the vehicle for this informal funding;

      NOW THEREFORE, it is mutually agreed that:

1. In accordance with the terms of Section 7 of the Agreement (pertaining to the Amendment of the Agreement), Section 6 (pertaining to Construction of the Agreement) shall be amended by deleting the second and third paragraphs thereof in their entirety and substituting therefor, the following two paragraphs:

          The Company shall establish an irrevocable trust (the "Trust") pursuant to a trust agreement, substantially in the form of Exhibit "I" attached to and made a part of this Agreement with Ameritrust Texas, N.A. as trustee. The Company shall transfer to the Trust such life insurance policies or other property or funds as the Company in its sole discretion deems appropriate for the purpose of making funds available to pay the benefits to the Participant under this Agreement.

      Any such transfers to the Trust shall be irrevocable and be held by the trustee in accordance with the terms of the Trust for payment in accordance with this Agreement. In transferring any insurance contracts or other property rights to the Trust, the Company shall cause such contracts or rights to be assigned to and in the name of the Trust or trustee for the Trust and for the benefits thereunder to be payable to the Trust or trustee for the Trust.

           Benefits under the Agreement are compensation for services rendered and with respect to such benefit amounts, beyond what is funded by and paid to the Participant (or his beneficiaries) from the Trust, shall constitute a liability of the Company to the Participant (or his beneficiaries) in accordance with the terms of this Agreement. Apart from what the Company transfers to the Trust, the Company shall be under no obligation to purchase or maintain any assets to provide the benefits under this Agreement and any asset which the Company may utilize for the purpose of providing funds to pay the benefits under this Agreement shall not be considered as security to the Participant for the Company's performance under this Agreement. The right accruing to the Participant or any designated beneficiary under this Agreement, shall be no greater than the right of any unsecured general creditor of the Company.

2. The Agreement shall, except as otherwise hereby amended, continue and remain in effect.

     IN WITNESS WHEREOF, the parties hereto have executed, this First Amendment to Salary Deferred Compensation Agreement the day and year first hereinabove written.


                                        STEWART INFORMATION SERVICES
                                          CORPORATION
Affix Corporate Seal

[SEAL]                                  By:  /s/ STEWART MORRIS
Attest:                                      ------------------------------
By:  /s/ SUE M. NOLZ                    Title:  President
     ------------------------------            ----------------------------
     Assistant Secretary

                                        By:  /s/  MAX CRISP
                                             ------------------------------
                                                  Max Crisp, Participant
                                             ------------------------------

                    STEWART INFORMATION SERVICES CORPORATION

                       SALARY DEFERRED COMPENSATION TRUST

     This Trust Agreement is entered into this 24th day of July, 1990 between Stewart Information Services Corporation (the "Corporation") as settlor and Ameritrust Texas, N.A., as Trustee (the "Trustee") which in conjunction with the Salary Deferred Compensation Agreement ("the Agreement") described below, is intended to be maintained, as an irrevocable, grantor trust for the purpose of setting aside and providing a specialized funding mechanism for the deferred compensation provided under the Agreement. The Corporation has transferred and delivered to the Trustee the property described in Exhibit "A" attached to and made a part of this Trust Agreement. The Trustee accepts such property in trust under the terms of this Trust Agreement.

                                   ARTICLE I

                                  DEFINITIONS

     1.1 AGREEMENT. The term "Agreement" shall mean the Stewart Information Services Corporation Salary Deferred Compensation Agreement entered into on March 10, 1986, including any amendments thereto.

     1.2 BENEFICIARIES. The term "Beneficiaries" shall mean any "participant" or the "beneficiary" of such participant, as those terms are defined or provided for under the Agreement.

     1.3  EMPLOYER.  The term "Employer" shall mean the Corporation.

     1.4 TRUST. The term "Trust" shall mean all property transferred to the Trustee by the Employer and thereafter held by the Trustee pursuant to this Trust Agreement, including the investments and reinvestments thereof. This Trust shall be known as the Stewart Information Services Corporation Salary Deferred Compensation Trust.

     1.5 TRUSTEE. The term "Trustee" shall mean the Trustee designated herein and any successor Trustee.

     1.6 CODE. The term "Code" shall mean the Internal Revenue Code of 1986, as amended (or predecessor or successor codes thereto).

     1.7 ERISA. The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                                   ARTICLE II

                        IRREVOCABILITY AND AMENDABILITY

     2.1 GENERAL. Except as provided in Section 2.2 of this Article II, this Trust shall be irrevocable for its term and shall only terminate when all the assets of the Trust have been distributed in accordance with the terms of the Agreement and of this Trust Agreement, and the Corporation shall have no right or power to revoke this instrument.

     2.2 AMENDMENT. This Trust Agreement may be amended by the express written agreement of the Corporation and Trustee executed and acknowledged in the same form of this Trust Agreement.

                                  ARTICLE III

                        INCORPORATION OF OTHER DOCUMENTS

     3.1 OTHER DOCUMENTS. The Agreement is hereby incorporated herein by reference.

     3.2 ORDER FOR INTERPRETATION IN THE EVENT OF CONFLICT. If a conflict between the interpretation of this Trust and the Agreement occurs, then precedence shall be given to the provisions of the documents in the following order:

          (a)  The Trust
          (b)  The Agreement

To the extent possible, the Agreement shall be interpreted as mutually consistent.

                                   ARTICLE IV

                          LEGAL TREATMENT OF THE TRUST

     4.1 TRUSTEE. The Trustee of this Trust is the person (or entity) named herein, and said person (or entity), evidenced by the authorized signature of its agent and representative hereon, accepts such position. The Trustee shall receive, hold and disburse the assets designated to be so handled under the Agreement in trust, for the Beneficiaries in accordance with the provisions of this Trust Agreement.

     4.2  CONTRIBUTIONS.

     (a) The Employer shall make contributions to this Trust in accordance with the provisions of the Agreement as a means of providing deferred compensation to the Beneficiaries. The Employer shall transfer to the Trustee all amounts provided for in the Agreement in accordance with the terms and conditions of the Agreement, to be held by the Trustee, together with the investments and reinvestments thereof, in TRUST, for the purposes and with the powers and authorities provided by this Trust Agreement and subject to the terms and conditions of this Trust Agreement. Except as otherwise provided in the Agreement and this Trust Agreement, all contributions made pursuant to the provisions of the Agreement and this Trust Agreement and all assets and earnings of the Trust are solely and irrevocably dedicated to the payment of benefits to the Beneficiaries pursuant to the Agreement. The Trustee shall not have the responsibility for determining the amount of contributions or collecting contributions to the Trust from the Employer. The Trustee shall only be responsible for assets transferred to the Trustee by the Employer.

     (b) The Trustee shall not be required to determine amounts to be contributed or to take any legal action to collect such amounts or collect, preserve or maintain any Trust property unless it has been indemnified either by the Trust itself, with the approval of the Employer, or by the Employer with respect to any expenses or losses to which it may be subjected by taking such action. Any property acquired by the Trustee through the enforcement or compromise of any claim or claims it has as Trustee of this Trust will become a part of the assets of the Trust.

     4.3 ALIENATION AND ASSIGNMENT; SPENDTHRIFT TRUST. The interest of each Beneficiary in this Trust shall be held subject to a "spendthrift trust" within the meaning of Section 112.035 of the Texas Trust Code. Accordingly, the interest of the Beneficiaries in the Trust may not be alienated or assigned, voluntarily or involuntarily and any such attempt at alienation, assignment, or attachment shall be void, and such interest is not subject to attachment by or subject to the claim of any creditors of the Beneficiaries, except for debts owed the Employer.

     4.4  TRUST SUBJECT TO GENERAL CREDITORS OF EMPLOYER.

     (a) The assets of the Trust shall be treated as general assets of the Employer and, as such, shall remain subject to claims of the general creditors of the Employer (including Beneficiaries) under applicable state and federal law. Nothing in this Trust Agreement shall affect Beneficiaries' rights as general creditors of the Employer under the Agreement or this Trust Agreement. No Beneficiary shall have any preferred claim on or any beneficial ownership in the Trust prior to the time for distribution to such Beneficiary under the Agreement. By agreeing to participate in the Agreement, each Participant shall, in the event that the Employer of such Participant becomes insolvent, thereby waive any priority such Participant may have had under law as an employee with respect to any claim against the Employer for amounts or benefits payable to such Participant under the Agreement and Trust beyond the rights such Participant would have as a general creditor.

     (b) At any time the Trustee receives actual notice from the Employer that the Employer is insolvent, the Trustee shall deliver any undistributed principal and income in the Trust attributable to the Participants who are employees of such Employer to satisfy such claims of the general creditors of such Employer as a court of competent jurisdiction may direct. For purposes of the preceding sentence (i) the term "employees of such Employer" shall include former employees of such Employer to the extent such undistributed principal and income is attributable to contributions made by such Employer and (ii) the Trustee shall have the right to pay the assets of the Trust into such court in an interpleader proceeding for the purposes of being directed by such court as to the proper disposition of such assets. The Trustee and all other parties shall be bound by such direction, and payment of the Trust assets by the Trustee pursuant to such court's direction shall discharge it from liability with respect to such payment under the Trust. The Board of Directors of the Employer shall appoint an individual with notice to the Trustee who shall have the duty to inform the Trustee of the Employer's insolvency. If a creditor of the Employer files a claim with the Trustee against the assets of the Trust, the Trustee shall determine, within 30 days after receipt of such claim, whether the Employer is insolvent. Pending such determination of insolvency by the Trustee, the Trustee shall discontinue payments to the Beneficiaries with respect to such Employer. The Trustee shall resume holding the Trust assets for the benefit of the Beneficiaries and resume making any payments under the Agreement to the Beneficiaries only after the Trustee has determined that the Employer is not insolvent (or is no longer insolvent, if Trustee initially determined the Employer to be insolvent). Unless the Trustee has actual notice of the Employer's insolvency or has received a written claim against the Trust by a creditor of the Employer, the Trustee shall have no duty to inquire whether the Employer is insolvent. An Employer shall be considered "insolvent" for purposes of this Trust Agreement if (i) the Employer is unable to pay its debts as they mature, or (ii) the Employer is subject to a pending proceeding as a debtor under the Bankruptcy Code. The determination of insolvency shall be given to the Trustee by the Employer or shall be made by the Trustee in its reasonable discretion, whichever may be applicable, and the Trustee may rely on evidence of solvency provided by the Employer and shall not be liable to any person for any good faith actions it takes on account of any such determination. If more than one Employer participates in the Agreement and Trust, the provisions of this Section 4(b) shall only apply to the affected Employer.

     4.5 GRANTOR TRUST. It is intended that the Trust be taxed as a grantor trust under the provisions of Section 671 and Section 677(a)(2) of the Code and that the Employer, as grantor, be treated as the "owner" within the meaning of those provisions. The Employer shall file its federal income tax return in a manner consistent with the provisions of the preceding sentence.

                                   ARTICLE V

        DISTRIBUTIONS; INDIVIDUAL ACCOUNTS; EMPLOYER LOANS; TERMINATION

     5.1 DISTRIBUTIONS. This Trust shall be an accumulation trust. Principal and all currently earned income shall be accumulated during the term of the Trust. The Trustee shall hold, manage, invest and reinvest the assets of the Trust, collect the income therefrom and, after deducting all charges and expenses properly payable therefrom, hold and distribute the then principal of the Trust and the income therefrom, in accordance with the provisions of the Agreement and this Trust Agreement.

     5.2 INDIVIDUAL ACCOUNTS. The Employer shall establish an individual account or accounts for each Beneficiary in accordance with the terms of the Agreement.

     5.3 EMPLOYER LOANS. The Employer shall have the right to borrow an amount from the Trust to the extent that any life insurance policies held in the Trust have available cash loan values; provided that the maximum amount of such borrowings may not exceed the excess of the sum of any premiums paid on any such policy and interest paid to the life insurance carrier on any loans made with respect to any such policy over the outstanding balance of any previous borrowings made by the Employer hereunder. The terms of any loan entered into between the Trustee and the Employer hereunder shall be set by the Trustee based on reasonable terms that are mutually acceptable to the Employer.

     5.4  TERMINATION.  Unless earlier revoked pursuant to the provisions of
Section 2.2 of this Trust Agreement, this Trust shall terminate upon (a) a complete distribution of the Trust as provided in the Agreement or (b) if earlier and if required by the applicable rule against perpetuities, one day prior to the last day of the period ending 21 years after the death of the last to die of the original "participants" under the Agreement. If the trust terminates pursuant to clause (b) above then the assets of this Trust shall be transferred to a successor trust established for this purpose; provided such a transfer does not result in the taxation of the transferred assets to the Beneficiaries. Except as otherwise provided in this Trust Agreement or the Agreement any assets remaining in the Trust (or in the case of multiple participants, in each respective participant's subtrust or separate account) at the time of termination of the Trust (or subtrust or separate account, as the case may be) shall be returned to the Employer.

                                   ARTICLE VI

                          POWERS AND DUTIES OF TRUSTEE

     6.1 GENERAL POWERS. Except as provided herein to the contrary, the Trustee shall have all the powers granted trustees under the Texas Trust Code, as amended from time to time, and shall have the power to perform every act necessary or appropriate to carry out the terms of this Trust to the maximum extent permitted by law, including, without limitation, the following:

     (a)  The receipt of contributions or funding under the Agreement;

     (b) The investment of Trust assets in the forms of investment provided in Schedule "A" attached to and made a part of this Trust Agreement. The forms of investment listed on Schedule "A" may be modified in accordance with the provisions of Section 6.8 of this Trust Agreement.

     (c)  The entering into and performance of any agreement;

     (d) Subject to the provisions of Section 4.2(b) of this Trust Agreement, the undertaking of any legal action, whether as plaintiff or defendant, on behalf of the Trust;

     (e) The payment of any tax or assessment incurred in the administration of the Trust;

     (f) The employment of any person, including attorneys, accountants, investment managers and agents, to advise and assist the Trustee in the performance of its duties;

     (g) The execution and delivery of all instruments necessary or appropriate to accomplishing or facilitating the exercise of the Trustee's powers;

     (h) The borrowing of money from any source as may be necessary or advisable to effectuate the purposes of the Trust on such terms and conditions as the Trustee, in the Trustee's absolute discretion, may deem advisable, and for this purpose to mortgage or pledge on a nonrecourse basis the assets of the Trust; provided however, except as may be otherwise provided in Section 5.3 of this Trust Agreement, the proceeds of any insurance company loan may not be paid from the Trust and, unless each respective Beneficiary otherwise consents, shall not be used for any purpose other then to maintain the insurance policy (with respect to which the loan was made) on a "paid up basis," i.e., to pay both current premium and interest expense on prior loans from that policy;

     (i) To release, in the discretion of the Trustee, any fiduciary power at any time, in whole or in part, temporarily or permanently, whenever the Trustee may deem it advisable, by acknowledged instrument;

     (j) To keep any and all securities or other assets of the Trust in the name of some other person or entity with a power of attorney for the transfer attached or in bearer or Federal Reserve Book - Entry form or in the name of the Trustee without disclosing the fiduciary capacity of the Trustee;

     (k) Subject to the provisions of Section 6.11 of the Trust Agreement, to vote, either in person or by proxy, any share of stock held as part of the assets of the Trust; and

     (l) To hold cash uninvested at any time and in any amount pending investment pursuant to the terms of the Agreement.

     6.2 PRUDENT MAN STANDARD. Except to the extent otherwise provided in this Trust Agreement or the Agreement, in acquiring, investing, reinvesting, exchanging, retaining, selling, supervising and managing trust property, a trustee shall exercise the judgment and care under the current circumstances that persons of ordinary prudence, discretion and intelligence exercise in the management of their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income from as well as the probable increase in value and the safety of their capital. Provided, however, except as may otherwise be provided under applicable law which cannot be waived, the Trustee shall incur no liability to any person or entity for any action taken pursuant to a direction, request or approval (given by any Beneficiary, the Employer or any agent appointed by or representing such person or persons) contemplated by the terms of this Trust Agreement, and to that extent shall be relieved of the Prudent Man standard regarding investments of the Trust.

         6.3 Compensation of Trustee. The Trustee shall be paid reasonable compensation for its services as may be agreed upon between the Trustee and Company from time to time. Such payment shall be made by the person designated in Section 6.7 of this Trust Agreement.

         6.4 Reliance by Third Parties. Any person dealing in good faith with the Trustee or in good faith assisting the Trustee in conducting a transaction shall be entitled to rely without inquiry upon the representation that the Trustee has the power it purports to exercise and has exercised such power in accordance with the provisions of this Trust Agreement, and in such event such person shall not be responsible for the application of money or property paid or delivered to the Trustee.

         6.5 Receipt and Disbursement of Funds. The Trustee shall receive all contributions from the Employer and disburse the Trust in accordance with the provisions of the Agreement and the terms of this Trust Agreement.

         6.6 Cooperation with Employer. The Trustee shall exert reasonable efforts to cooperate with the Employer and any investment manager or third party recordkeeper as to any filings, reports and disclosures required by United States federal, state and local law. Within thirty (30) days (or such other reasonable time mutually agreeable to the Trustee and the Corporation) following the end of each Agreement Year during the term of this Trust, the Trustee shall provide the Employer with a verified written statement of accounts based on the Trustee's best information and knowledge in a form which shall substantially reflects the following:

         (a)     The period covered by the account;

         (b) The total principal with which the Trustee is chargeable according to the last preceding written statement of accounts or the original principal if there is no preceding statement;

         (c) An itemized schedule of all principal, cash and property received and disbursed, distributed, or otherwise disposed of during the period;

         (d) An itemized schedule of income received and disbursed, distributed, or otherwise disposed of during the period;

         (e) The balance of principal and income remaining at the close of the period, how invested, and both the inventory and current market values of all investments; and

         (f) A statement that the Trust has been administered according to its terms.

Any information transmitted by the Trustee to the Employer hereunder shall be certified to as complete and accurate by the Trustee. Any information required to be provided for the preparation of any annual reporting and disclosure materials shall be provided on an annual basis not less than 30 days prior to the time required for filing the applicable report, disclosure or return (including extensions thereof), unless the Employer and Trustee shall in writing have agreed to a later date for the provision of such information. The Trustee shall not be responsible for complying with the provisions of this
Section 6.6 to the extent that the underlying administrative responsibility has been allocated to a third party in accordance with Section 6.10 of this Agreement. The statements provided in accordance with the above shall be deemed correct and final and binding as to all parties 90 days after receipt by the Employer except to the extent objected to prior to the end of such period.

         6.7     Payment of Expenses.

         (a) The expenses incurred by the Trustee in the performance of its duties, including fees for legal services rendered to the Trustee (whether or not rendered in connection with a judicial or administrative proceeding and whether or not incurred while it is acting as Trustee) and the costs of the accounting described in Section 6.6 above;

         (b)     any compensation paid to the Trustee in accordance with
                 Section 6.3 above; and

         (c)     all other proper charges and disbursements of the Trustee

shall be paid by the Employer.

         6.8 Direction of Investments. The Employer shall have the right to select the investment alternatives provided in Section 6.1(b) of the Trust Agreement and to modify them from time to time, provided however, that to the extent that the Trust shall be holding life insurance policies or contracts that are eligible for any significant advantages or benefits with respect to transitional rules and grandfathering protection under the Tax Reform Act of 1986 or other tax legislation, such contract or policy shall not be assigned, transferred, surrendered, exchanged or cancelled without the prior advice and consent of an independent insurance advisor mutually designated by the Trustee and the Company.

         6.9 Valuation. The Trustee shall value the Trust at the fair market value of the assets in the Trust as of the last business day of each Agreement year and upon such other dates as may be determined by the Employer or the Trustee or as may be specified under the Agreement. The determination of the Trustee with respect to the fair market value of any asset shall be final and conclusive. In making such valuation, the Trustee shall deduct all charges, expenses and other liabilities, if any, contingent or otherwise, then chargeable against the Trust, in order to give effect to income realized and expenses paid or incurred, losses sustained, and unrealized gains or losses constituting appreciation or depreciation in the value of the Trust investments since the last previous valuation.

         6.10 Appointment of Other Fiduciaries and Service Providers. The Corporation and Trustee agree that either party with the prior consent of the other may appoint third parties to be allocated administrative or investment responsibilities under the Trust as mutually agreeable between the Corporation and Trustee, including recordkeeping and investment fund managers or sponsors.

         6.11 Investment Company Shares. The voting rights of any shares of any registered funds under the Investment Company Act of 1940 in the Trust shall be exercised in accordance with the direction given the Trustee by the Employer.

         6.12 Limitation of Trustee Liability. The Trustee shall not be liable to the Trust or to any person having a beneficial interest in the Trust for any losses or decline in value which may be incurred upon any investment of the trust assets, as long as the Trustee acts in good faith and in accordance with the terms of the Agreement and this Trust Agreement. The Trustee shall not be liable for any act or omission by the Trustee, because of a direction of any Beneficiary, the Employer or any investment manager appointed by the Employer, nor for any act or omission of any Beneficiary, the Employer, any investment manager appointed by the Employer or any other agent appointed by the Employer except to the extent required by applicable state or federal law under which liability cannot be waived. The Trustee shall not be liable for any act or omission on the Trustee's own part (except for any act or omission as is attributable to gross negligence, a willful breach of trust or bad faith on the part of the Trustee) except to the extent required by the terms of applicable state or federal law under which liability cannot be waived. The Trustee shall not be accountable or held liable for any act or omission of any agent of the Trustee if the Trustee has used good faith and ordinary care in the selection of such agent, and in such event, any liability shall be solely that of such agent.

         6.13 Reliance on Information. When the Trustee acts in good faith, the Trustee, in all matters pertaining to the Trustee's management and investment of the Trust, may rely upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine, to have been signed by a proper representative of any Beneficiary, the Employer or any investment manager or third party recordkeeper, if one is appointed, and to be the act of any Beneficiary, the Employer or the investment manager or third party recordkeeper, as the case may be. The Trustee shall accept any certificate or other instrument duly signed by a proper representative of any Beneficiary, the Employer or the investment manager or third party recordkeeper, if one is appointed which purports to evidence an instruction, direction or order of any Beneficiary, the Employer, the investment manager or third party recordkeeper, as the case may be, as conclusive evidence thereof.

         6.14 Indemnification. The Employer hereby, jointly and severally, agrees to indemnify and hold harmless the Trustee from and against any and all losses, claims, damages, liabilities costs and expenses, including but not limited to, liability for any judgments, settlements consented to in writing by the Trustee, which consents will not be unreasonably withheld, and reasonable attorneys fees arising out of or in connection with or as a direct or indirect result of its serving as Trustee of the Trust established under this Trust Agreement, (including but not limited to the Trustee's acts or omissions with respect to (a) the voting of any share of stock held as part of the assets of the Trust, or (b) establishing or maintaining investment funds or effecting investments therein in accordance with the terms and provisions of the Trust, or the Trustee's determination of insolvency of any Employer and the Trustee's acts or omissions in accordance with the terms and provisions of the Trust following any determination of insolvency of any Employer), except only those losses, claims, changes, liabilities, costs and expenses, if any, arising out of or in connection with or as a direct or indirect result of the Trustee's bad faith, gross negligence or willful neglect or breach of trust. The Trustee shall promptly notify each Employer of any claim, action or proceeding for which it may seek indemnity, Such indemnity is a continuing obligation and shall be binding on each Employer and its successors, whether by merger or otherwise, and assigns. In addition, such indemnity shall survive the resignation or removal of the Trustee and/or the liquidation of the Trust.

                                  ARTICLE VII

                            ENFORCEMENT AND REMEDIES

         7.1 Right to Sue. The Trustee may maintain on behalf of the Trust in its representative capacity a civil action for any legal or equitable remedy against a third person that it could maintain in its own right if it were the party aggrieved.

         7.2     Liens. The Trustee is entitled to a lien against the Trust -

                 (a) for any advances made by it for the benefit of the Trust or for any unpaid expenses properly chargeable against the Trust; and

                 (b) for payment of its compensation under Section 6.3 of this Trust Agreement.

                                  ARTICLE VIII

                      REMOVAL, RESIGNATION AND APPOINTMENT
                            OF TRUSTEES: AMENDMENTS

         8.1 Removal of Trustee. The Trustee may be removed at any time by the Corporation. No such removal shall take effect until thirty (30) days from the date that a written notice was delivered to the Trustee unless prior thereto a successor Trustee shall have been appointed and accepted and the Trustee consents to such earlier date.

         8.2 Resignation of Trustee. The Trustee may resign at any time upon seven (7) days written notice delivered to the Corporation.

         8.3 Appointment of Successor Trustee; and Transfer of Funds. The Corporation shall appoint a qualified corporate fiduciary as Trustee to replace a removed or resigned Trustee and such appointment shall be made not later than the effective date of such removal or resignation of such Trustee. The predecessor Trustee shall assign, transfer and pay over the assets of the Trust to the Successor Trustee. The predecessor Trustee is authorized, however, to reserve such sum of money as is reasonable for the payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such fees and expenses shall be paid over to the successor Trustee.

         8.4 Accounting of Removed or Resigned Trustee. Any Trustee removed under Section 8.1 above shall remain as Trustee until its successor shall have been appointed, but not more than thirty (30) days following notice of removal. Within ninety (90) days following the expiration of the thirty (30) day period following its removal or resignation, the Trustee shall provide the Corporation with a full and final accounting. The written approval of such an accounting by an Employer, or the failure of the Employer to notify the Trustee of their disapproval of such an accounting Within ninety (90) days after its receipt shall be final and binding as to the Trustee's administration of the Trust for the applicable accounting period upon the Employer and all persons who have or may thereafter have an interest in the Trust.

                                   ARTICLE IX

                                 MISCELLANEOUS

         9.1 Controlling Law. This Trust has been entered into in the state of Texas and except to the extent preempted by ERISA or other federal law shall be construed and enforced in accordance with the laws of Texas.

         9.2 Income Tax Deferral; ERISA Status. This Trust is intended to comply with the law and rulings under Sections 83, 402(b), 451 and 671 of the Code and the economic benefit and constructive receipt doctrines thereunder, including the ruling positions and criteria of the Internal Revenue Service as in effect from time to time, and the related rulings and regulations, which result in a deferral of income tax to the Participants (or Beneficiaries). This Trust is also intended to comply with Sections 201(2), 301(a) (3) and 401(a)
(1) of ERISA and the related rules and regulations thereunder, applying to unfunded plans maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The Trust is also intended to qualify as maintaining separate accounts for each employee within the meaning of Section 404(a) (5) of the Code pertaining to the allowance of the Employer's deduction.

         9.3 Subtrusts. This Trust may receive contributions for more than one Participant, pursuant to the separate Agreement for each such Participant, provided in the event that more than one Participant is covered by the Trust, a separate subtrust shall be established for each such Participant in a manner that satisfies the provisions of the last sentence of the preceding section (9.2) of this Agreement.

         9.4 Accountability For Funds Received. The Trustee shall be accountable only for funds or other property received by him pursuant to the Agreement and Trust.

         9.5 Recourse Beyond Trust Assets. The Employer shall be liable to the Beneficiary for the payment of the benefits under the Agreement to the extent of any insufficiency in the funds available under and paid to the Beneficiary from the Trust. In addition, the rights of the Beneficiaries against the Employer for the payment of benefits under the Agreement shall be preserved in accordance with the provisions of Section 4.4(a) of this Trust Agreement in the event that the assets of this Trust are paid to the general creditors of the Employer in accordance with the provisions of Section 4.4(b) of this Trust Agreement. The provisions of this Section 9.5 shall not limit the rights of the Beneficiaries under this Trust Agreement or as otherwise allowed by law with respect to the Trustee.

         9.6 Facility of Payment. If the Employer determines that a payee under this Trust Agreement is unable to care for his own affairs because of physical or mental condition or minority, any such payment (unless a claim shall have been made therefor by a duly appointed guardian or other legal representative) may be made to the payee's guardian or spouse, or to any descendant, parent, relative, or other person determined by the Employer to be trustworthy to utilize the payment for the benefit of the payee, and the payments so made shall completely discharge the liability of the Trustee with respect thereto.

         9.7 No Bond Required. Except as otherwise required by law, no Trustee acting hereunder shall be required to give bond or other security in any jurisdiction.

         9.8 Gender and Number. To the extent required by the context herein, each gender shall include the masculine, the feminine and the neuter, and each number shall include the singular and the plural.

         9.9 Execution in Counterparts. This Trust may be executed in counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, the Corporation and Trustee have caused their respective seals to be hereunto affixed the date first above written.

                                        CORPORATION:

ASSET                                   STEWART INFORMATION SERVICES CORPORATION


By /s/ [ILLEGIBLE]
   -----------------------------
Assistant, Secretary                    By:  /s/ STEWART MORRIS
                                             --------------------------------
                                             Stewart Morris, President



                                        TRUSTEE:  AMERITRUST TEXAS, N.A.


                                        By:
                                        Name: /s/ [ILLEGIBLE]
                                              -------------------------------

THE STATE OF TEXAS        )
                          )
COUNTY OF HARRIS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Stewart Morris, known to me to be the President of Stewart Information Services Corporation whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE on this the 24th day of July, 1990.


                                        /s/ LOU ANN WOCLAND
                                       ----------------------------------
                                       NOTARY PUBLIC IN AND FOR
                                       THE STATE OF TEXAS

                                       My Commission Expires: 7/14/92


THE STATE OF TEXAS        )
                          )
COUNTY OF HARRIS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Carl W. Pitschmonn Jr., known to me to be the person whose name is subscribed to the foregoing instrument as Trustee and acknowledged to me that such person executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said banking institution.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE on this the 21st day of September, 1990.



                                       /s/ LAURA VALDES
                                       ------------------------------
 [SEAL]                                NOTARY PUBLIC IN AND FOR
                                       THE STATE OF TEXAS

                                       My Commission Expires: 5/27/94

                                  SCHEDULE "A"


         Pursuant to Section 6.1(b) of the Trust Agreement the Trustee shall make investments available under this Trust in the following categories of investments:

         (1) life insurance contracts and policies of a type mutually approved by or acceptable to both the Employer and the Beneficiaries

                                  EXHIBIT "A"

The Corporation has transferred and delivered to the Trustee the property described below:

         Security Life of Denver Policy Number 000953922 Dated April 1, 1986 in the Face Amount of $604,084 for Martin M. Crisp, Insured.

         Security Life of Denver Policy Number 000957576 Dated April 1, 1986, Expiry Date April 1, 1987 in the Face Amount of $219,250 for Martin M. Crisp, Insured.

         Security Life of Denver Policy Number 000953920 Dated April 1, 1986 in the Face Amount of $877,655 for Malcolm S. Morris, Insured.

         Security Life of Denver Policy Number 000957578 Dated April 1, 1986, Expiry Date April 1, 1987 in the Face Amount of $300,000 for Malcolm
         S. Morris, Insured.

         Security Life of Denver Policy Number 000953921 Dated April 1, 1986 in the Face Amount off $958,222 for Stewart Morris, Jr., Insured.

         Security Life of Denver (Duplicate) Policy Number 000957577 Dated April 1, 1986, Expiry Date April 1, 1990 in the Face Amount of $220,000 for Stewart Morris, Insured.

                            SECOND AMENDMENT TO THE

                     SALARY DEFERRED COMPENSATION AGREEMENT


     This Second Amendment to Salary Deferred Compensation Agreement is made this 30th day of October, 1992 by and between Stewart Information Services Corporation (the "Company") and Malcolm S. Morris, an employee, (the "Participant").


     WHEREAS, the Company and Participant entered into a Salary Deferred Compensation Agreement on March 10, 1986, (the "Agreement");


     WHEREAS, the Agreement was amended on July 24, 1990;


     WHEREAS, the Company and Participant desire to amend the Agreement for a change in the informal funding mechanism for the benefits to be provided under the Agreement to accommodate a split-dollar arrangement;


     NOW, THEREFORE, it is mutually agreed that:


     In accordance with the terms of Section 7 of the Agreement (pertaining to the Amendment of the Agreement) the Agreement shall be amended as follows:


1. Section 1 (pertaining to Death Benefits) shall be amended by deleting it in its entirety and substituting therefor, the following:

     1.   DEATH BENEFITS

     If death occurs while Participant is serving as an employee of the Company or of an affiliated company prior to attaining the retirement age of 65 years, the Company will pay the amount of dollars necessary to net after the payment of federal, state, county and city income taxes $133,333.33 per year, for a period of 15 years, to such individual or individuals as the Participant shall have designated in writing, or in the absence of such designation, to the estate of the Participant. The first payment shall commence not later than three months following the Participant's death. Annual payments are to be paid 1/12 each month.

     For the purposes of this Agreement, to determine the "net after the payment of federal, state, county and city income tax," it will be assumed that the payment will be subject to tax at the highest marginal rates and highest surtax rates applicable to an individual taxpayer for the year of payment as set by the federal, State of Texas, Harris County and City of Houston government.

     The amount used for federal, state, county and city taxes shall be treated separately and shall not be deducted one from the other in the calculation of the payment to the Participant. Should the tax rates be increased during the year, the Participant shall be entitled to an adjustment payment within three months of the effective date of the increase.

2. Section 2 (pertaining to Retirement Benefits) shall be amended by deleting it in its entirety and substituting therefor the following:

     2.   RETIREMENT BENEFITS

     In addition to any other compensation, beginning at age 65 (whether or not the Participant retires at such time), the Participant shall be entitled to receive from the Company the amount of dollars necessary to net after the payment of federal, state, county and city income taxes $133,333.33 per year commencing not later than three months after the Participant has reached age 65, for a period of 15 years. If the Participant should die during the said 15 year period, the sum of $133,333.33 per year shall be paid until the expiration of said 15 year period to such individual or individuals as the Participant shall have designated in writing, or in the absence of such designation, to the estate of the Participant. Annual benefits are to be paid 1/12 each month.

3. Section 6 (pertaining to Construction), as amended by the first amendment, shall be amended by deleting it in its entirety and substituting therefor the following:

     6.   CONSTRUCTION AGREEMENT.

     Any payments under this Agreement shall be independent of, and in addition to, those under any other plan, program or agreement which may be in effect between the parties hereto, or any other compensation payable to the Participant or the Participant's designee by the Company. This Agreement shall not be construed as a contract of employment and shall not operate to change in any way any of the other terms and conditions of Participant's employment and furthermore does not restrict the right of the Company to discharge the Participant for proper cause or the right of the Participant to discontinue service as an employee of the Company.

      The Company shall establish an irrevocable trust (the "Trust") pursuant to a trust agreement, substantially in the form of Exhibit "A" attached to and made a part of this Agreement with Ameritrust Texas, N.A., as trustee. The Company shall transfer to the Trust such life insurance policies or other property or funds as the Company in its sole discretion deems appropriate for the purpose of making funds available to pay the benefits to the Participant under this Agreement.

     Any such transfers to the Trust shall be irrevocable and be held by the trustee in accordance with the terms of the Trust for payment in accordance with this Agreement. In transferring any insurance contracts or other property rights to the Trust, the Company shall cause such contracts or rights to be assigned to and in the name of the Trust or trustee for the Trust and for the benefits thereunder to be payable to the Trust or trustee for the Trust.

     Benefits under the Agreement are compensation for services rendered and with respect to such benefit amounts, beyond what is funded by and paid to the Participant (or his beneficiaries) from the Trust, shall constitute a liability of the Company to the Participant (or his beneficiaries) in accordance with the terms of this Agreement. Apart from what the Company transfers to the Trust, the Company shall be under no obligation to purchase or maintain any assets to provide the benefits under this Agreement and any asset which the Company may utilize for the purpose of providing funds to pay the benefits under this Agreement shall not be considered as security to the Participant for the Company's performance under this Agreement. The right accruing to the Participant or any designated beneficiary under this Agreement, shall be no greater than the right of any unsecured general creditor of the Company.

     Although it is not required to do so, the Company may establish a split dollar agreement with the Participant for the purchase of life insurance as a means of meeting in whole or in part its obligations under this Agreement. It is hereby agreed that the amount of policy death benefits (in event of the Participant's death, to the extent that the death benefits are payable under the life insurance contract) and accumulated cash values owned by the Participant under the policy (collectively the "Insurance Benefits") which are paid to the Participant shall be deemed to be payments by the Company in discharging its obligations under this Agreement.

     In using the Insurance Benefits to offset obligations under this Agreement, the following steps shall be followed to calculate the amount of payments due to the Participant or the Participant's beneficiary: (1) the annual payments of $133,333.33 shall be increased to a pretax amount using the federal, state, county and city tax rates in effect at the date of the calculation (consistent with the methodology set forth in the second paragraph of Section 1 of this Agreement, as amended) and (2) the present value shall then be calculated based on the payment amount determined in
     (1), using a 7% interest rate, and a 15-year payment period.

     If the Company establishes a split dollar agreement the Company hereby agrees that if paying of the Insurance Benefits to the Participant does not fully satisfy the Company's obligation under this Agreement then the Company agrees to pay the Participant a lump sum from the Company's collateral assignment portion of the split dollar insurance contract and apply such lump sum in satisfaction of such deficiency to the extent necessary to satisfy such deficiency. To the extent that there are not sufficient amounts available from the Company's collateral assignment portion of the split dollar insurance contract to fully satisfy this deficiency and its obligations under this Agreement then the Company shall pay any remaining deficiency directly to the Participant in the form of a lump sum cash bonus or through installments as described in Section 1 and 2 of this amendment.

     The trustee of the Trust shall apply any Insurance Benefits, collateral assignment portion, and any other assets in the Trust in a manner consistent with the preceding provisions of this Section 6 of the Agreement, as amended, to satisfy the Company's obligations under this Agreement. To the extent the assets of the Trust are not sufficient for the purpose, the Company shall pay the Participant directly any remaining deficiency in its obligation under this Agreement.

     The laws of the State of Texas shall govern this Agreement.

     4. The Agreement shall, except as otherwise hereby amended, continue and remain if effect.


     IN WITNESS WHEREOF, the parties hereto have executed, this Second Amendment to Salary Deferred Compensation Agreement the day and year first hereinabove written.


                                   STEWART INFORMATION SERVICES
                                     CORPORATION

Affix Corporate Seal
                                   By: /s/ CARLOSS MORRIS
                                      -------------------------
                                   Title:  Chairman
                                         ----------------------

Attest
By:  /s/ SUE M. NOLZ
    --------------------------
    ASST. SECRETARY                By: /s/ MALCOLM S. MORRIS
                                      -------------------------
                                      Malcolm S. Morris, Participant

                            SECOND AMENDMENT TO THE

                     SALARY DEFERRED COMPENSATION AGREEMENT


     This Second Amendment to Salary Deferred Compensation Agreement is made this 30th day of October, 1992 by and between Stewart Information Services Corporation (the "Company") and Stewart Morris, Jr., an employee, (the "Participant").


     WHEREAS, the Company and Participant entered into a Salary Deferred Compensation Agreement on March 10, 1986, (the "Agreement");


     WHEREAS, the Agreement was amended on July 24, 1990;


     WHEREAS, the Company and Participant desire to amend the Agreement for a change in the informal funding mechanism for the benefits to be provided under the Agreement to accommodate a split-dollar arrangement;


     NOW, THEREFORE, it is mutually agreed that:


     In accordance with the terms of Section 7 of the Agreement (pertaining to the Amendment of the Agreement) the Agreement shall be amended as follows:


1. Section 1 (pertaining to Death Benefits) shall be amended by deleting it in its entirety and substituting therefor, the following:

      1.   DEATH BENEFITS

      If death occurs while Participant is serving as an employee of the Company or of an affiliated company prior to attaining the retirement age of 65 years, the Company will pay the amount of dollars necessary to net after the payment of federal, state, county and city income taxes $133,333.33 per year, for a period of 15 years, to such individuals or individuals as the Participant shall have designated in writing, or in the absence of such designation, to the estate of the Participant. The first payment shall commence not later than three months following the Participant's death. Annual payments are to be paid 1/12 each month.

      For the purposes of this Agreement, to determine the "net after the payment of federal, state, county and city income tax," it will be assumed that the payment will be subject to tax at the highest marginal rates and highest surtax rates applicable to an individual taxpayer for the year of payment as set by the federal, State of Texas, Harris County and City of Houston government.

      The amount used for federal, state, county and city taxes shall be treated separately and shall not be deducted one from the other in the calculation of the payment to the Participant. Should the tax rates be increased during the year, the Participant shall be entitled to an adjustment payment within three months of the effective date of the increase.

2. Section 2 (pertaining to Retirement Benefits) shall be amended by deleting it in its entirety and substituting therefor the following:

      2.   RETIREMENT BENEFITS

      In addition to any other compensation, beginning at age 65 (whether or not the Participant retires at such time), the Participant shall be entitled to receive from the Company the amount of dollars necessary to net after the payment of federal, state, county and city income taxes $133,333.33 per year commencing not later than three months after the Participant has reached age 65, for a period of 15 years. If the Participant should die during the said 15 year period, the sum of $133,333.33 per year shall be paid until the expiration of said 15 year period to such individual or individuals as the Participant shall have designated in writing, or in the absence of such designation, to the estate of the Participant. Annual benefits are to be paid 1/12 each month.

3. Section 6 (pertaining to Construction), as amended by the first amendment, shall be amended by deleting it in its entirety and substituting therefor the following:

     6.   CONSTRUCTION AGREEMENT.

     Any payments under this Agreement shall be independent of, and in addition to, those under any other plan, program or agreement which may be in effect between the parties hereto, or any other compensation payable to the Participant or the Participant's designee by the Company. This Agreement shall not be construed as a contract of employment and shall not operate to change in any way any of the other terms and conditions of Participant's employment and furthermore does not restrict the right of the Company to discharge the Participant for proper cause or the right of the Participant to discontinue service as an employee of the Company.

     The Company shall establish an irrevocable trust (the "Trust") pursuant to a trust agreement, substantially in the form of Exhibit "A" attached to and made a part of this Agreement with Ameritrust Texas, N.A., as trustee. The Company shall transfer to the Trust such life insurance policies or other property or funds as the Company in its sole discretion deems appropriate for the purpose of making funds available to pay the benefits to the Participant under this Agreement.

     Any such transfers to the Trust shall be irrevocable and be held by the trustee in accordance with the terms of the Trust for payment in accordance with this Agreement. In transferring any insurance contracts or other property rights to the Trust, the Company shall cause such contracts or rights to be assigned to and in the name of the Trust or trustee for the Trust and for the benefits thereunder to be payable to the Trust or trustee for the Trust.

     Benefits under the Agreement are compensation for services rendered and with respect to such benefit amounts, beyond what is funded by and paid to the Participant (or his beneficiaries) from the Trust, shall constitute a liability of the Company to the Participant (or his beneficiaries) in accordance with the terms of this Agreement. Apart from what the Company transfers to the Trust, the Company shall be under no obligation to purchase or maintain any assets to provide the benefits under this Agreement and any asset which the Company may utilize for the purpose of providing funds to pay the benefits under this Agreement shall not be considered as security to the Participant for the Company's performance under this Agreement. The right accruing to the Participant or any designated beneficiary under this Agreement, shall be no greater than the right of any unsecured general creditor of the Company.

     Although it is not required to do so, the Company may establish a split dollar agreement with the Participant for the purchase of life insurance as a means of meeting in whole or in part its obligations under this Agreement. It is hereby agreed that the amount of policy death benefits (in event of the Participant's death, to the extent that the death benefits are payable under the life insurance contract) and accumulated cash values owned by the Participant under the policy (collectively the "Insurance Benefits") which are paid to the Participant shall be deemed to be payments by the Company in discharging its obligations under this Agreement.

     In using the Insurance Benefits to offset obligations under this Agreement, the following steps shall be followed to calculate the amount of payments due to the Participant or the Participant's beneficiary: (1) the annual payments of $133,333.33 shall be increased to a pretax amount using the federal, state, county and city tax rates in effect at the date of the calculation (consistent with the methodology set forth in the second paragraph of Section 1 of this Agreement, as amended) and (2) the present value shall then be calculated based on the payment amount determined in
     (1), using a 7% interest rate, and a 15-year payment period.

     If the Company establishes a split dollar agreement the Company hereby agrees that if paying of the Insurance Benefits to the Participant does not fully satisfy the Company's obligation under this Agreement then the Company agrees to pay the Participant a lump sum from the Company's collateral assignment portion of the split dollar insurance contract and apply such lump sum in satisfaction of such deficiency. To the extent that there are not sufficient amounts available from the Company's collateral assignment portion of the split dollar insurance contract to fully satisfy this deficiency and its obligations under this Agreement then the Company shall pay any remaining deficiency directly to the Participant in the form of a lump sum cash bonus or through installments as described in Section 1 and 2 of this amendment.

     The trustee of the Trust shall apply any Insurance Benefits, collateral assignment portion, and any other assets in the Trust in a manner consistent with the preceding provisions of this Section 6 of the Agreement, as amended, to satisfy the Company's obligations under this Agreement. To the extent the assets of the Trust are not sufficient for the purpose, the Company shall pay the Participant directly any remaining deficiency in its obligation under this Agreement.

     The laws of the State of Texas shall govern this Agreement.

     4. The Agreement shall, except as otherwise hereby amended, continue and remain in effect.


     IN WITNESS WHEREOF, the parties hereto have executed, this Second Amendment to Salary Deferred Compensation Agreement the day and year first hereinabove written.


                                        STEWART INFORMATION SERVICES
                                          CORPORATION


Affix Corporate Seal
                                        By: /s/ CARLOSS MORRIS
                                           -----------------------------
                                        Title:  Chairman
                                              --------------------------

Attest
By: /s/ SUE M. NOLZ
   -----------------------------
   Asst. Secretary                      By: /s/ STEWART MORRIS, JR.
                                           -----------------------------
                                        Stewart Morris, Jr., Participant

                            SECOND AMENDMENT TO THE

                     SALARY DEFERRED COMPENSATION AGREEMENT


     This Second Amendment to Salary Deferred Compensation Agreement is made this 30th day of October, 1992 by and between Stewart Information Services Corporation (the "Company") and Max Crisp, an employee, (the "Participant").


     WHEREAS, the Company and Participant entered into a Salary Deferred Compensation Agreement on March 10, 1986, (the "Agreement");


     WHEREAS, the Agreement was amended on July 24, 1990;


     WHEREAS, the Company and Participant desire to amend the Agreement for a change in the informal funding mechanism for the benefits to be provided under the Agreement to accommodate a split-dollar arrangement;


     NOW, THEREFORE, it is mutually agreed that:


     In accordance with the Terms of Section 7 of the Agreement (pertaining to the Amendment of the Agreement) the Agreement shall be amended as follows:


1. Section 1 (pertaining to Death Benefits) shall be amended by deleting it in its entirety and substituting therefor, the following:

3.  Section 6 (pertaining to Construction), as amended by the first amendment,

shall be amended by deleting it in its entirety and substituting therefor the following:

    6.   CONSTRUCTION AGREEMENT.

    Any payments under this Agreement shall be independent of, and in addition to, those under any other plan, program or agreement which may be in effect between the parties hereto, or any other compensation payable to the Participant or the Participant's designee by the Company. This Agreement shall not be construed as a contract of employment and shall not operate to change in any way any of the other terms and conditions of Participant's employment and furthermore does not restrict the right of the Company to discharge the Participant for proper cause or the right of the Participant to discontinue service as an employee of the Company.

    The Company shall establish an irrevocable trust (the "Trust") pursuant to a trust agreement, substantially in the form of Exhibit "A" attached to and made a part of this Agreement with Ameritrust Texas, N.A., as trustee. The Company shall transfer to the Trust such life insurance policies or other property or funds as the Company in its sole discretion deems appropriate for the purpose of making funds available to pay the benefits to the Participant under this Agreement.

    Any such transfers to the Trust shall be irrevocable and be held by the trustee in accordance with the terms of the Trust for payment in accordance with this Agreement. In transferring any insurance contracts or other property rights to the Trust, the Company shall cause such contracts or rights to be assigned to and in the name of the Trust or trustee for the Trust and for the benefits thereunder to be payable to the Trust or trustee for the Trust.

    Benefits under the Agreement are compensation for services rendered and with respect to such benefit amounts, beyond what is funded by and paid to the Participant (or his beneficiaries) in accordance with the terms of this Agreement. Apart from what the Company transfers to the Trust, the Company shall be under no obligation to purchase or maintain any assets to provide the benefits under this Agreement and any asset which the Company may utilize for the purpose of providing funds to pay the benefits under this Agreement shall not be considered as security to the Participant for the Company's performance under this Agreement. The right accruing to the Participant or any designated beneficiary under this Agreement, shall be no greater than the right of any unsecured general creditor of the Company.

     Although it is not required to do so, the Company may establish a split dollar agreement with the Participant for the purchase of life insurance as a means of meeting in whole or in part its obligations under this Agreement. It is hereby agreed that the amount of policy death benefits (in event of the Participant's death, to the extent that the death benefits are payable under the life insurance contract) and accumulated cash values owned by the Participant under the policy (collectively the "Insurance Benefits") which are paid to the Participant shall be deemed to be payments by the Company in discharging its obligations under this Agreement.

     In using the Insurance Benefits to offset obligations under this Agreement, the following steps shall be followed to calculate the amount of payments due to the Participant or the Participant's beneficiary: (1) the annual payments of $66,666.67 shall be increased to a pretax amount using the federal, state, county and city tax rates in effect at the date of the calculation (consistent with the methodology set forth in the second paragraph of Section 1 of this Agreement, as amended) and (2) the present value shall then be calculated based on the payment amount determined in
     (1), using a 7% interest rate, and a 15-year payment period.

     If the Company establishes a split dollar agreement the Company hereby agrees that if paying of the Insurance Benefits to the Participant does not fully satisfy the Company's obligation under this Agreement then the Company agrees to pay the Participant a lump sum from the Company's collateral assignment portion of the split dollar insurance contract and apply such lump sum in satisfaction of such deficiency to the extent that there are not sufficient amounts available from the Company's collateral assignment portion of the split dollar insurance contract to fully satisfy this deficiency and its obligations under this Agreement then the Company shall pay any remaining deficiency directly to the Participant in the form of a lump sum cash bonus or through installments as described in Section 1 and 2 of this amendment.

     The trustee of the Trust shall apply any Insurance Benefits, collateral assignment portion, and any other assets in the Trust in a manner consistent with the preceding provisions of this Section 6 of the Agreement, as amended, to satisfy the Company's obligations under this Agreement. To the extent the assets of the Trust are not sufficient for the purpose, the Company shall pay the Participant directly any remaining deficiency in its obligation under this Agreement.

     The laws of the State of Texas shall govern this Agreement.

     4. The Agreement shall, except as otherwise hereby amended, continue and remain in effect.


     IN WITNESS WHEREOF, the parties hereto have executed, this Second Amendment to Salary Deferred Compensation Agreement the day and year first hereinabove written.


                                        STEWART INFORMATION SERVICES
                                          CORPORATION

Affix Corporate Seal
                                        By: /s/ CARLOSS MORRIS
                                           -----------------------------
                                        Title: Chairman
                                              --------------------------


Attest
By:  /s/ SUE M. NOLZ
   -----------------------------
     Asst. Secretary
                                        By:  /s/ MAX CRISP
                                           -----------------------------
                                             Max Crisp, Participant